Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-46953) pertaining to the Lynch Corporation 401(k) Savings Plan of our report dated June 21, 2000, with respect to the financial statements and schedule of the Lynch Corporation 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.


                                                       /s/ Ernst & Young LLP

Stamford, Connecticut
June 26, 2000